EXHIBIT     DESCRIPTION

EX-99.B1 a) Agreement and Declaration of Trust dated May 31, 1995, is incorporated herein by reference to Exhibit 1 of Post-Effective Amendment No. 28 filed on May 29, 1996 (Accession # 0000773674-96-000004).

            b) Amendment to the Declaration of Trust dated October 21, 1996 is included herein.

            c) Amendment to the Declaration of Trust dated January 20, 1997 with respect to the American Century - Benham Inflation-Adjusted Treasury Fund is included herein.

EX-99.B2 Amended and Restated Bylaws, dated May 17, 1995, are incorporated herein by reference to Exhibit 2 of Post-Effective Amendment No. 28 filed on May 29, 1996 (Accession # 0000773674-96-000004).

EX-99.B4)   a)  Specimen  copy of  American  Century - Benham  GNMA  Fund  share certificate is incorporated herein by reference to Exhibit 4 to the registration statement filed on July 26, 1985.

            b) Specimen copy of American Century - Benham Adjustable Rate Government Securities Fund share certificate is incorporated herein by reference to Exhibit 4 to Post-Effective Amendment No. 17 filed on September 30, 1991.

            c) Specimen copy of American Century - Benham Intermediate-Term Treasury Fund share certificate is incorporated herein by reference to Exhibit 4 to Post-Effective Amendment No. 18 filed on November 27, 1991.

            d) Specimen copy of American Century - Benham Government Agency Money Market Fund share certificate is incorporated herein by reference to Exhibit 4 to Post-Effective Amendment No. 18 filed on November 27, 1991.

            e) Specimen copy of American Century - Benham Short-Term Treasury Fund share certificate is incorporated herein by reference to
            Exhibit 4(e) to Post-Effective Amendment No. 24 filed on November 29, 1992.

            f) Specimen copy of American Century - Benham Long-Term Treasury Fund share certificate is incorporated herein by reference to
            Exhibit 4(f) to Post-Effective Amendment No. 24 filed on November 29, 1992.

            g) Specimen copy of American Century - Benham Inflation-Adjusted Treasury Fund share certificate is included herein.

EX-99.B5 Investment Advisory Agreement between American Century Government Income Trust and Benham Management Corporation, dated June 1, 1995, is incorporated herein by reference to Exhibit 5 of Post-Effective Amendment No. 28 filed on May 29, 1996 (Accession # 0000773674-96-000004).

EX-99.B6 Distribution Agreement between American Century Government Income Trust and American Century Investment Services, Inc. dated as of September 3, 1996, is incorporated herein by reference to Exhibit 6 to Post-Effective Amendment No. 30 filed on November 25, 1996 (Accession #773674-96-000009).

EX-99.B8 Custodian Agreement between American Century Government Income Trust and The Chase Manhattan Bank, dated August 9, 1996, is included herein.

EX-99.B9 Administrative Services and Transfer Agency Agreement between American Century Government Income Trust and American Century Services Corporation, dated as of September 3, 1996, is incorporated herein by reference to Exhibit 9 to Post-Effective Amendment No. 30 filed on November 25, 1996 (Accession #773674-96-000009).

EX-99.B10   a)  Opinion  and  consent  of  counsel  as to  the  legality  of the securities  being  registered,  dated May 16,  1996 is  incorporated herein by  reference  to Rule  24f-2  Notice  filed on May 16,  1996
            (Accession # 773674-96-000001).

            b) Opinion and consent of counsel as to the legality of the American Century - Benham Inflation-Adjusted Treasury Fund dated February 7, 1997 is included herein.

EX-99.B11   Consent of KPMG Peat Marwick LLP, independent  auditors, is included herein.

EX-99.B14   a)  Benham  Individual   Retirement  Account  Plan,   including  all
            instructions and other relevant documents, dated February 1992, is incorporated herein by reference to Exhibit 14(a) to Post-Effective
            Amendment No. 23 filed on September 28, 1992.

            b) Benham Pension/Profit Sharing plan, including all instructions and other relevant documents, dated February 1992, is incorporated herein by reference to Exhibit 14(b) to Post-Effective Amendment No. 23 filed on September 28, 1992.

EX-99.B16   Schedule for computation of each performance  quotation  provided in response to Item 22 is  incorporated  herein by reference to Exhibit
            16 of  Post-Effective  Amendment  No.  28  filed  on  May  29,  1996
            (Accession # 0000773674-96-000004).

EX-99.B17   Power of  Attorney  dated  March 4, 1996 is  incorporated  herein by reference to Exhibit 17 of Post-Effective  Amendment No. 28 filed on
            May 29, 1996 (Accession # 0000773674-96-000004).

EX-27.5.1   FDS for American Century - Benham GNMA Fund.

EX-27.5.2   FDS for American Century - Benham Intermediate-Term Treasury Fund.

EX-27.4.3   FDS for  American  Century - Benham  Government  Agency Money Market
            Fund.

EX-27.5.4   FDS  for  American  Century  -  Benham  Adjustable  Rate  Government
            Securities Fund.

EX-27.5.5   FDS for American Century - Benham Short-Term Treasury Fund.

EX-27.5.6   FDS for American Century - Benham Long-Term Treasury Fund.